EXHIBIT 99.1
                                 ------------

                 Computational Materials dated April 6, 2004.




                                      6



                              MBS New Transaction



                           Computational Materials
                           -----------------------



                                 $615,000,000
                                 (Approximate)


                                  CWALT, Inc.

                                   Depositor


                             MORTGAGE PASS-THROUGH
                                CERTIFICATES,
                                SERIES 2004-J4




                       [OBJECT OMITTED] COUNTRYWIDE(SM)
                       --------------------------------
                                  HOME LOANS

                          Seller and Master Servicer

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

 Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the CWALT publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


Preliminary Term Sheet                                                                               Date Prepared: April 6, 2004

                                  $615,000,000 (Approximate)

                   CWALT Mortgage Pass-Through Certificates, Series 2004-J4

-----------------------------------------------------------------------------------------------------------------------------------


                Principal      WAL (Years)       Payment Window        Expected Ratings    Last Scheduled      Certificate
Class (1)(2)    Amount (3)    Auction/Mat (4)  (Mos) Auction/Mat (4)   (S&P/Moody's) (5)  Distribution Date        Type
-----           ------        -----------      -----------------       -------------      -----------------        ----
1-A-1           119,257,000     0.90 / 0.90          1-22 / 1-22           AAA/Aaa         April 2024         Floating Rate Senior
1-A-2            14,370,000     2.00 / 2.00         22-26 / 22-26          AAA/Aaa       September 2025      Fixed Rate Sequential
1-A-3            64,219,000     3.00 / 3.00         26-50 / 26-50          AAA/Aaa          July 2030        Fixed Rate Sequential
1-A-4            29,485,000     5.00 / 5.09         50-67 / 50-76          AAA/Aaa         April 2032        Fixed Rate Sequential
1-A-5            27,954,000     5.57 /10.43        67-67 / 76-225          AAA/Aaa        October 2033       Fixed Rate Sequential
1-A-6            28,365,000     5.20 / 6.55        37-67 / 37-223          AAA/Aaa         August 2033         Fixed Rate Lockout
1-A-IO        300,000,000(6)      NA / NA              NA / NA             AAA/Aaa        January 2006         Interest Only NAS
2-A             297,832,000     2.65 / 3.19         1-67 / 1-214           AAA/Aaa        January 2034        Floating Rate Senior
2-A-IO        315,000,000(6)      NA / NA              NA/ NA              AAA/Aaa        January 2006         Interest Only NAS
M-1              14,452,000     4.55 / 5.60        37-67 / 37-141          AA+/Aa2           June 2033      Floating Rate Mezzanine
M-2              11,685,000     4.55 / 5.38        37-67 / 37-121           A+/A2           March 2033      Floating Rate Mezzanine
B                 7,381,000     4.25 / 4.44         37-67 / 37-89         BBB+/Baa2         March 2032    Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
C                                                                        Not Offered
P                                                                        Not Offered
             ----------------
  Total:     $615,000,000(7)
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Class 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5 and 1-A-6 Certificates
    (collectively, the "Class 1-A Certificates") and Class 1-A-IO Certificates (together, with the Class 2-A-IO certificates, the "Class A-IO Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans and the Class 2-A and Class 2-A-IO Certificates (together, with the Class 1-A Certificates and Class 1-A-IO Certificates, the "Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one Group of Mortgage Loans may be used to make certain payments to the Senior Certificates related to the other Group. The Class M-1, Class M-2 and Class B Certificates (the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margin on the Class 2-A Certificates double and the margins on the Subordinate Certificates are equal to 1.5x the related original margin after the Mandatory Auction date. The fixed rate coupons on the Class 1-A-4, Class 1-A-5 and Class 1-A-6 Certificates increase by 0.50% after the Mandatory Auction date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4) See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts:Ray Morel, Standard & Poors., 212.438.1572; Daniel Gringauz, Moodys Investor Service, Inc., 212.553.4108.
(6) Notional Balance.
(7) Excludes the Class 1-A-IO and Class 2-A-IO balances.

Trust:                         Mortgage Pass-Through Certificates, Series
                               2004-J4.

Depositor:                     CWALT, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriter:                   Countrywide Securities Corporation.

Trustee/Custodian:             The Bank of New York, a New York banking
                               corporation.

Offered Certificates:          The Senior Certificates and the Subordinate
                               Certificates are collectively referred
                               to herein as the "Offered Certificates."

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class C, Class P and Class A-R Certificates. The
                               Offered Certificates and Non-Offered
                               Certificates are collectively referred to herein as the "Certificates."


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------
Floating Rate Certificates:    The "Floating Rate Certificates" consist of the
                               Class 1-A-1, Class 2-A and Subordinate
                               Certificates.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the
                               Class 1-A Certificates (other than the Class
                               1-A-1 Certificates) and the Class A-IO
                               Certificates.

Federal Tax Status:            It is anticipated that the Offered Certificates
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.

Sample Pool
Calculation Date:              April 1, 2004.

Cut-off Date:                  The later of April 1, 2004, or the origination
                               date of such Mortgage Loan.

Expected Pricing Date:         April [7], 2004.

Expected Closing Date:         April [30], 2004.

Expected Settlement Date:      April [30], 2004.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in May 2004.

Accrued Interest:              The price to be paid by investors for the
                               floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from April 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed
                               Rate Certificates will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be
                               ERISA eligible.

SMMEA Eligibility:             The Senior Certificates and Class M-1
                               Certificates are expected to constitute
                               "mortgage related securities" for purposes of SMMEA.

Mandatory Auction:             The terms of the transaction require that a
                               mandatory auction be administered by the Trustee (the "Mandatory Auction") once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 20% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date. At the time of the auction a minimum price will be set (the
                               "Reserve Price") which will generally be equal to the sum of (i) the then current unpaid principal balance of the Mortgage Loans, (ii) accrued interest on the then outstanding
                               Mortgage Loans and (iii) amounts owed to the Master Servicer (such amounts as more fully described in the Prospectus Supplement). If no bidder at the Mandatory Auction bids an amount at least equal to the Reserve Price, the Mandatory Auction will not be consummated, however, one additional auction may be held subsequently. If the Reserve Price is met, the Mandatory Auction will have the effect of retiring the Offered Certificates.

Optional Termination:          The terms of the transaction allow for a
                               clean-up call by the Master Servicer (the
                               "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------
Pricing Prepayment Speed:      The Offered Certificates were priced based on
                               the following collateral prepayment assumptions:

                               ------------------------------------------------
                               Fixed Rate Mortgage Loans
                               ------------------------------------------------
                               100% PPC, which assumes 8% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 24% CPR in month 12 and remaining constant thereafter.
                               ------------------------------------------------

                               ------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               ------------------------------------------------
                               25% CPR.
                               ------------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a sample pool of Mortgage Loans as of the Sample Pool Calculation Date (the "Sample
                               Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date Pool").
                               The characteristics of the Closing Date Pool may vary from the characteristics of the Sample
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Sample Pool Calculation Date, the aggregate principal balance of the Sample Pool Mortgage Loans is approximately $620,070,822 of which: (i) approximately $301,991,649 are conventional fixed rate Mortgage Loans (the "Group 1 Mortgage Loans") and (ii) approximately $318,079,173 are Mortgage Loans that have a fixed rate period of two, three or five years after origination and thereafter adjust semi-annually or annually based on the six-month LIBOR, one-year LIBOR or one-year CMT index (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans, the "Mortgage Loans;" and the fixed rate Mortgage Loans or the hybrid ARM Mortgage Loans, respectively, the "Fixed Rate Mortgage Loans" and the "Hybrid ARM Mortgage Loans").

Pass-Through Rate:             The Pass-Through Rate for each Class of
                               Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate
                               Cap.

                               The Pass-Through Rate on each Class of Fixed
                               Rate Certificates (other than the Class A-IO
                               Certificates) will be equal to the lesser of
                               (a) the fixed rate for such Class and (b) the related Net Rate Cap.

                               The Class A-IO Certificates will accrue
                               interest based on (i) the lesser of the related Notional Balance set forth below and the actual unpaid principal balance of the related Mortgage Loans and (ii) the applicable rate set forth below (the "Class A-IO Certificate Rate"):






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------



                                 ------------------------------------------------------------------------------------
                                                1-A-IO Notional   1-A-IO Rate        2-A-IO Notional   2-A-IO Rate
                                    Period          Balance           (%)                 Balance          (%)
                                 ------------------------------------------------------------------------------------
                                 1                 300,000,000.00      1.50           315,000,000.00      1.50
                                 ------------------------------------------------------------------------------------
                                 2                 277,692,501.26      1.50           291,745,922.65      1.50
                                 ------------------------------------------------------------------------------------
                                 3                 257,042,255.15      1.50           270,208,058.38      1.50
                                 ------------------------------------------------------------------------------------
                                 4                 237,926,243.47      1.50           250,259,777.74      1.50
                                 ------------------------------------------------------------------------------------
                                 5                 220,230,572.82      1.50           231,783,792.34      1.50
                                 ------------------------------------------------------------------------------------
                                 6                 203,849,798.26      1.50           214,671,465.97      1.50
                                 ------------------------------------------------------------------------------------
                                 7                 188,686,297.03      1.50           198,822,176.47      1.50
                                 ------------------------------------------------------------------------------------
                                 8                 174,649,688.69      1.50           184,142,724.65      1.50
                                 ------------------------------------------------------------------------------------
                                 9                 161,656,298.22      1.50           170,546,786.85      1.50
                                 ------------------------------------------------------------------------------------
                                 10                149,628,658.86      1.50           157,954,407.79      1.50
                                 ------------------------------------------------------------------------------------
                                 11                138,495,051.87      1.50           146,291,530.88      1.50
                                 ------------------------------------------------------------------------------------
                                 12                128,189,080.28      1.50           135,489,563.13      1.50
                                 ------------------------------------------------------------------------------------
                                 13                118,649,274.30      1.50           125,484,972.20      1.50
                                 ------------------------------------------------------------------------------------
                                 14                109,818,725.96      1.50           116,218,913.04      1.50
                                 ------------------------------------------------------------------------------------
                                 15                101,644,750.81      1.50           107,636,882.23      1.50
                                 ------------------------------------------------------------------------------------
                                 16                 94,078,574.67      1.50            99,688,397.68      1.50
                                 ------------------------------------------------------------------------------------
                                 17                 87,075,043.66      1.50            92,326,702.01      1.50
                                 ------------------------------------------------------------------------------------
                                 18                 80,592,355.65      1.50            85,508,487.79      1.50
                                 ------------------------------------------------------------------------------------
                                 19                 74,591,811.66      1.50            79,193,643.07      1.50
                                 ------------------------------------------------------------------------------------
                                 20                 69,037,585.69      1.50            73,345,015.63      1.50
                                 ------------------------------------------------------------------------------------
                                 21                 63,896,511.57      1.50            67,928,194.63      1.50
                                 ------------------------------------------------------------------------------------
                                 22                          0.00        0                      0.00        0
                                 ------------------------------------------------------------------------------------


Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the premium for lender paid mortgage insurance (if any), less the sum of (a) the servicing fee rate and (b) the trustee fee rate.

Maximum Rate:                  The "Maximum Rate" will be equal to 11.25%.

Net Rate Cap:                  The "Net Rate Cap" is generally, subject to
                               certain exceptions described in the prospectus supplement, equal to:

                               With respect to the Class 1-A Certificates, (i) the weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans minus (ii) the product of (a) the Pass-Through Rate on the Class 1-A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class 1-A-IO Certificates and the denominator of which is the unpaid principal balance of the Group 1 Mortgage Loans (in the case of the Class 1-A-1 Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

                               With respect to the Class 2-A Certificates, (i) the weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans minus (ii) the product of (a) the Pass-Through Rate on the Class 2-A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class 2-A-IO Certificates and the denominator of which is the unpaid principal balance of the Group 2 Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                               With respect to the Subordinate Certificates, the weighted average of the Net Rate Caps of the Senior Certificates, in each case, weighted on the basis of the excess of the principal balance of the Group 1



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------

                               and Group 2 Mortgage Loans over the aggregate principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:            For any Class of Offered Certificates (other
                               than the Class A-IO Certificates), on any Distribution Date on which the Pass-Through
                               Rate for such Class is limited by the related
                               Net Rate Cap, the Net Rate Carryover will equal the sum of (a) the excess of (i) the amount of such interest thereon that would have accrued at the Pass-Through Rate (without giving effect to the Net Rate Cap, and in the case of the Floating Rate Certificates, up to the Maximum
                               Rate) over (ii) the amount of interest accrued based on the related Net Rate Cap, and (b) the aggregate of any such shortfalls from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through
                               Rate (without giving effect to the related Net
                               Rate Cap, and in the case of the Floating Rate
                               Certificates, up to the Maximum Rate). Net Rate
                               Carryover will be paid to the extent available from Excess Cashflow relating to the applicable
                               Loan Group (or Loan Groups) as described under
                               "Certificates Priority of Distributions" below and, as it relates to the Class 2-A and Subordinate Certificates only, from proceeds received on the related Corridor Contract.

Corridor Contracts:            The Trust will include two Corridor Contracts,
                               one only for the benefit of the Class 2-A
                               Certificates, and the other for the benefit of the Subordinate Certificates (the "Class 2-A
                               Corridor Contract" and "Subordinate Corridor
                               Contract," respectively, and, collectively, the
                               "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related
                               Certificates. With respect to each Distribution
                               Date, payments received on (a) the Class 2-A
                               Corridor Contract will be available to pay the holders of the Class 2-A Certificates the related Net Rate Carryover and (b) the
                               Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay the Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holders of the Class C Certificate(s) and will not be available for payments of Net
                               Rate Carryover on the related Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow

                               -----------------------------------------------------------------------------------------------
                                                                   Initial Subordination (after       Target Subordination at
                                 Class           S&P/Moody's       required target is reached)(1)           Stepdown(1)
                               -----------------------------------------------------------------------------------------------
                               1-A                 AAA/Aaa                     5.80%                            11.60%
                               -----------------------------------------------------------------------------------------------
                               2-A                 AAA/Aaa                     5.80%                            11.60%
                               -----------------------------------------------------------------------------------------------
                               M-1                 AA+/Aa2                     3.45%                            6.90%
                               -----------------------------------------------------------------------------------------------
                               M-2                  A+/A2                      1.55%                            3.10%
                               -----------------------------------------------------------------------------------------------
                               B                  BBB+/Baa2                    0.35%                            0.70%
                               -----------------------------------------------------------------------------------------------

                               (1) Initial Overcollateralization at closing is
                                   zero. Does not include any credit for Excess
                                   Interest.
Subordination:                 The Subordinate Certificates will be subordinate
                               to, and provide credit support for, the Senior
                               Certificates. Among the Subordinate
                               Certificates, they will rank in priority from highest to lowest in the following order: Class
                               M-1, Class M-2 and Class B Certificates, with each subsequent Class providing credit support for the prior Class or Classes, if any.





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------
Overcollateralization:         Commencing in November 2004, any Excess Cashflow
                               will be applied as principal on the Offered
                               Certificates, in which case the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization. Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                               Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the
                               Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.

Overcollateralization
Target: Prior to the Distribution Date in November 2004, the Overcollateralization Target will be zero. For any Distribution thereafter, the Overcollateralization Target will be equal to 0.35% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Overcollateralization Target"). The required Overcollateralization does not stepdown.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date will
                               be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a
                               Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency
                               Trigger" will be in effect if the product of
                               (a) [TBD] and (b) the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required Percentage. As used above, the "Required Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding Distribution
                               Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage
                               Loans for the preceding Distribution Date.

Cumulative Loss Trigger:       With respect to the Certificates, a "Cumulative
                               Loss Trigger" will be in effect if the
                               aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal
                               Balance of the Mortgage Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [TBD]% with respect to May 2007, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                49 - 60                   [TBD]% with respect to May 2008, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                61 - 72                   [TBD]% with respect to May 2009, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                73 - 84                   [TBD]% with respect to May 2010, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                85+                       [TBD]%







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------

Stepdown Date:                 The earlier to occur of:
                                  (i) the Distribution Date on which the
                                          aggregate principal balance of the
                                          Senior Certificates is reduced to
                                          zero; and
                                 (ii) the later to occur of:
                                          a. the Distribution Date in May 2007.
                                          b. the first Distribution Date on
                                             which the aggregate principal
                                             balance of the Senior Certificates
                                             is less than or equal to 88.40% of
                                             the aggregate principal balance of
                                             the Mortgage Loans for such
                                             Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage
                               Loans not covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates in the following order: to the Class B, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class of Subordinate
                               Certificates has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:
                               1) Interest funds sequentially, as follows: (i)
                                  current and unpaid interest, concurrently (a) from interest funds related to the Group 1 Mortgage Loans, pro rata, to the Class 1-A and Class 1-A-IO Certificates and (b) from interest funds related to the Group 2
                                  Mortgage Loans, pro rata, to the Class 2-A and Class 2-A-IO Certificates, then (ii) from interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2 and Class B Certificates;
                               2) Principal funds, as follows: (i) concurrently,
                                  (a) from principal funds related to the
                                  Group 1 Mortgage Loans to the Class 1-A
                                  Certificates (in the manner and priority set forth under "Class 1-A Principal
                                  Distribution" below) and (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates, then (ii) from principal funds related to all of the Mortgage Loans sequentially, to the Class
                                  M-1, Class M-2 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                               3) Beginning on the payment date in November
                                  2004, any remaining Excess Cashflow, to the Senior Certificates (other than the Class
                                  A-IO Certificates) and/or Subordinate
                                  Certificates (as applicable) to build or maintain Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;

                               4) Any remaining Excess Cashflow to pay (a)
                                  any unpaid interest sequentially, to the Class M-1, Class M-2 and Class B Certificates, then (b) any unpaid realized loss amounts sequentially, to the Class M-1,
                                  Class M-2 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net
                                  Rate Carryover remaining unpaid after
                                  application of amounts received under the applicable Corridor Contract (as described above); and
                               6) To the Class C Certificates, any
                                  remaining amount.

                               Proceeds from Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) shall generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger
                               Event is in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior
                               Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2 and the Class B
                               Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, all Classes of Senior Certificates related to one Loan Group are retired prior to the other
                               Senior Certificates related to the other Loan
                               Group, 100% the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus
                               Supplement).


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------
                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates, concurrently, (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates (as described under "Class 1-A Principal Distribution" below) and (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates, in each case, such that the Senior Certificates in the aggregate will have 11.60% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 6.90% Subordination,
                               (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 3.10% Subordination and (iv) fourth, to the Class B Certificates such that the Class B Certificates will have 0.70% Subordination; each subject to the required Overcollateralization Target.

                               Provided, however, that if the Subordinate
                               Certificates are paid to zero, principal will be paid from each Loan Group to the Senior Certificates as more fully described in the Prospectus Supplement.

Class 1-A Principal
Distribution:                  Principal will be distributed to the 1-A
                               Certificates in the following order of
                               priority:

                               1. To the Class 1-A-6 Certificates, the Lockout
                                  Percentage of their pro rata share of
                                  principal as described below:

                                      Month                Lockout Percentage
                                      -----                ------------------
                                       1 - 36                        0%
                                      37 - 60                       45%
                                      61 - 72                       80%
                                      73 - 84                      100%
                                   85 and after                    300%

                               2. Sequentially to the Class 1-A-1, Class
                                  1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5 and Class 1-A-6 Certificates until their respective principal balances are reduced to zero.

 [Discount Margin Tables, Corridor Contracts Schedules, Available Funds Schedules and Collateral Tables to Follow]











-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------

                Discount Margin/Yield Tables (%) (1)

      Class 1-A-1  (To Auction)
      -----------------------------------------------------------------------------------

           Margin                     0.160%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   16         16         16         16         16
      ===================================================================================
       WAL (yr)                     11.86       1.12       0.90       0.75       0.60
       MDUR (yr)                    10.93       1.12       0.90       0.76       0.61
       First Prin Pay               May-04     May-04     May-04     May-04     May-04
       Last Prin Pay                Apr-24     Aug-06     Feb-06     Nov-05     Jul-05
      -----------------------------------------------------------------------------------


      Class 1-A-1 (To Maturity)
      -----------------------------------------------------------------------------------

           Margin                     0.160%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   16         16         16         16         16
      ===================================================================================

       WAL (yr)                     11.86       1.12       0.90       0.75       0.60
       MDUR (yr)                    10.93       1.12       0.90       0.76       0.61
       First Prin Pay               May-04     May-04     May-04     May-04     May-04
       Last Prin Pay                Apr-24     Aug-06     Feb-06     Nov-05     Jul-05
      -----------------------------------------------------------------------------------


      Class 1-A-2 (To Auction)
      -----------------------------------------------------------------------------------

           Coupon                     3.108%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
       Yield @ 100-00                3.11       3.04       3.02       3.00       2.96
      ======================================================+============================
       WAL (yr)                     20.67       2.51       2.00       1.65       1.30
       MDUR (yr)                    15.04       2.38       1.91       1.59       1.25
       First Prin Pay               Apr-24     Aug-06     Feb-06     Nov-05     Jul-05
       Last Prin Pay                Sep-25     Dec-06     Jun-06     Jan-06     Sep-05
      -----------------------------------------------------------------------------------


      Class 1-A-2 (To Maturity)
      -----------------------------------------------------------------------------------

           Coupon                     3.108%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
       Yield @ 100-00                3.11       3.04       3.02       3.00       2.96
      ===================================================================================
       WAL (yr)                     20.67       2.51       2.00       1.65       1.30
       MDUR (yr)                    15.04       2.38       1.91       1.59       1.25
       First Prin Pay               Apr-24     Aug-06     Feb-06     Nov-05     Jul-05
       Last Prin Pay                Sep-25     Dec-06     Jun-06     Jan-06     Sep-05
      -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


      Class 1-A-3 (To Auction)
      -----------------------------------------------------------------------------------

           Coupon                     3.800%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               3.81       3.76       3.74       3.72       3.69
      ===================================================================================
       WAL (yr)                     23.97       3.86       3.00       2.41       1.87
       MDUR (yr)                    15.46       3.52       2.78       2.26       1.77
       First Prin Pay               Sep-25     Dec-06     Jun-06     Jan-06     Sep-05
       Last Prin Pay                Jul-30     Oct-09     Jun-08     Aug-07     Sep-06
      -----------------------------------------------------------------------------------


      Class 1-A-3 (To Maturity)
      -----------------------------------------------------------------------------------

           Coupon                     3.800%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               3.81       3.76       3.74       3.72       3.69
      ===================================================================================
       WAL (yr)                     23.97       3.86       3.00       2.41       1.87
       MDUR (yr)                    15.46       3.52       2.78       2.26       1.77
       First Prin Pay               Sep-25     Dec-06     Jun-06     Jan-06     Sep-05
       Last Prin Pay                Jul-30     Oct-09     Jun-08     Aug-07     Sep-06
      -----------------------------------------------------------------------------------


      Class 1-A-4 (To Auction)
      -----------------------------------------------------------------------------------

           Coupon                     4.924%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               4.95       4.91       4.90       4.88       4.85
      ===================================================================================
       WAL (yr)                     26.40       6.50       5.00       4.00       2.84
       MDUR (yr)                    14.47       5.43       4.33       3.55       2.59
       First Prin Pay               Jul-30     Oct-09     Jun-08     Aug-07     Sep-06
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class 1-A-4 (To Maturity)
      -----------------------------------------------------------------------------------

           Coupon                     4.924%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               4.96       4.95       4.91       4.88       4.85
      ===================================================================================
       WAL (yr)                     27.16       7.05       5.09       4.02       2.84
       MDUR (yr)                    14.67       5.80       4.40       3.56       2.59
       First Prin Pay               Jul-30     Oct-09     Jun-08     Aug-07     Sep-06
       Last Prin Pay                Apr-32     Oct-13     Aug-10     Feb-09     Nov-07
      -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


      Class 1-A-5 (To Auction)

      -----------------------------------------------------------------------------------
           Coupon                     5.225%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               5.26       5.22       5.21       5.19       5.17
      ===================================================================================
       WAL (yr)                     26.40       6.99       5.57       4.57       3.49
       MDUR (yr)                    14.01       5.72       4.72       3.97       3.11
       First Prin Pay               Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class 1-A-5 (To Maturity)
      -----------------------------------------------------------------------------------

           Coupon                     5.225%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               5.28       5.44       5.43       5.41       5.34
      ===================================================================================
       WAL (yr)                     28.77      13.42      10.43       7.89       5.03
       MDUR (yr)                    14.58       9.28       7.70       6.17       4.25
       First Prin Pay               Apr-32     Oct-13     Aug-10     Feb-09     Nov-07
       Last Prin Pay                Oct-33     Nov-26     Jan-23     Dec-19     Jul-16
      -----------------------------------------------------------------------------------


      Class 1-A-6 (To Auction)
      -----------------------------------------------------------------------------------

           Coupon                     4.430%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               4.44       4.42       4.41       4.40       4.38
      ===================================================================================
       WAL (yr)                     14.33       6.16       5.20       4.43       3.48
       MDUR (yr)                    10.10       5.26       4.55       3.94       3.16
       First Prin Pay               May-07     May-07     May-07     Jun-07     Aug-07
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class 1-A-6 (To Maturity)
      -----------------------------------------------------------------------------------
           Coupon                     4.430%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        Yield @ 100-00               4.44       4.47       4.51       4.55       4.61
      ===================================================================================
       WAL (yr)                     14.33       6.92       6.55       6.30       6.08
       MDUR (yr)                    10.10       5.78       5.52       5.34       5.17
       First Prin Pay               May-07     May-07     May-07     Jun-07     Aug-07
       Last Prin Pay                Aug-33     Aug-26     Nov-22     Oct-19     May-16
      -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


      Class 2-A (To Auction)
      -----------------------------------------------------------------------------------
           Margin                     0.250%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   25         25         25         25         25
      ===================================================================================
       WAL (yr)                     17.94       3.35       2.65       2.15       1.63
       MDUR (yr)                    15.77       3.27       2.60       2.12       1.61
       First Prin Pay               May-04     May-04     May-04     May-04     May-04
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class 2-A (To Maturity)
      -----------------------------------------------------------------------------------
           Margin                     0.250%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   25         29         29         29         29
      ===================================================================================
       WAL (yr)                     18.25       4.02       3.19       2.60       1.98
       MDUR (yr)                    15.99       3.85       3.09       2.53       1.94
       First Prin Pay               May-04     May-04     May-04     May-04     May-04
       Last Prin Pay                Jan-34     Nov-25     Feb-22     Feb-19     Nov-15
      -----------------------------------------------------------------------------------



      Class M-1 (To Auction)
      -----------------------------------------------------------------------------------

           Margin                     0.600%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   60         60         60         60         60
      ===================================================================================
       WAL (yr)                     24.65       5.66       4.55       3.89       3.36
       MDUR (yr)                    20.21       5.42       4.40       3.78       3.28
       First Prin Pay               Jul-24     Jun-07     May-07     Jun-07     Jun-07
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class M-1 (To Maturity)
      -----------------------------------------------------------------------------------
           Margin                     0.600%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                   61         65         65         65         65
      ===================================================================================
       WAL (yr)                     25.29       6.97       5.60       4.76       4.05
       MDUR (yr)                    20.62       6.54       5.33       4.57       3.92
       First Prin Pay               Jul-24     Jun-07     May-07     Jun-07     Jun-07
       Last Prin Pay                Jun-33     Oct-18     Jan-16     Dec-13     Oct-11
      -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] COUNTRYWIDE(SM)
--------------------------------                    Computational Materials for
SECURITIES CORPORATION                        Countrywide Mortgage Pass-Through
 A Countrywide Capital Markets Company        Certificates, Series 2004-J4
-------------------------------------------------------------------------------


      Class M-2 (To Auction)

      -----------------------------------------------------------------------------------
           Margin                     1.300%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                  130        130        130        130        130
      ===================================================================================
       WAL (yr)                     24.65       5.66       4.55       3.87       3.29
       MDUR (yr)                    18.59       5.29       4.31       3.70       3.17
       First Prin Pay               Jul-24     Jun-07     May-07     May-07     May-07
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class M-2 (To Maturity)
      -----------------------------------------------------------------------------------
           Margin                     1.300%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                  131        139        139        139        139
      ===================================================================================
       WAL (yr)                     25.22       6.70       5.38       4.55       3.84
       MDUR (yr)                    18.90       6.13       5.01       4.29       3.66
       First Prin Pay               Jul-24     Jun-07     May-07     May-07     May-07
       Last Prin Pay                Mar-33     Oct-16     May-14     Jul-12     Sep-10
      -----------------------------------------------------------------------------------


      Class B (To Auction)
      -----------------------------------------------------------------------------------
           Margin                     2.250%
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                  225        225        225        225        225
      ===================================================================================
       WAL (yr)                     24.13       5.28       4.25       3.66       3.19
       MDUR (yr)                    16.45       4.80       3.94       3.43       3.02
       First Prin Pay               Jul-24     Jun-07     May-07     May-07     May-07
       Last Prin Pay                Sep-30     Apr-11     Nov-09     Nov-08     Oct-07
      -----------------------------------------------------------------------------------


      Class B (To Maturity)
      -----------------------------------------------------------------------------------
           Margin                    2.250 %
      -----------------------------------------------------------------------------------
      Percent of Pricing              0%        80%        100%       120%       150%
      Prepayment Speed

      ===================================================================================
        DM @ 100-00                  225        229        229        229        229
      ===================================================================================
       WAL (yr)                     24.30       5.52       4.44       3.81       3.32
       MDUR (yr)                    16.52       4.99       4.10       3.56       3.13
       First Prin Pay               Jul-24     Jun-07     May-07     May-07     May-07
       Last Prin Pay                Mar-32     Aug-13     Sep-11     May-10     Jan-09
      -----------------------------------------------------------------------------------







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.